CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
Fortune Natural Resources Corporation:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                  /s/ KPMG LLP
                                  ---------------


Houston, Texas
April 1, 1999